SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2010

SAVANNA EAST AFRICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27693	98-0211769
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification #)

2520 South Third Street #206

Louisville, KY 40208

Address of Principal Executive Offices)

502-636-2807

(Registrant's telephone number, including area code)

 (Former address, if changed since last report)

Copies to:

Andrea Cataneo, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2010, Savanna East Africa, Inc. (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) with Savanna East Africa Limited (“SEA Kenya”) and Beachhead, LLC (the “Shareholder”). The managing director of the Shareholder is Philip Verges, who is the Company’s chief executive officer. Pursuant to the Exchange Agreement, the Company issued 100,000 shares of Series A Preferred Stock to the Shareholder in exchange for 70,000 ordinary shares of SEA Kenya held by the Shareholder, which 70,000 ordinary shares represents 70% of the outstanding capital stock of SEA Kenya. In connection with the Exchange Agreement, the Company filed a certificate of designation of Series A Preferred Stock. Pursuant to the certificate of designation:

•

100,000 shares were designated as Series A Preferred Stock.

•

Holders of the Series A Preferred Stock will be entitled to receive $1.00 per share of Series A Preferred Stock, prior to any distribution to holders of common stock, in the event of any liquidation, dissolution or winding up of the Company.

•

Holders of Series A Preferred Stock will be entitled to receive dividends in the amount of 51% of net income, payable quarterly.

•

Holders of Series A Preferred Stock will own 51% of the voting power of the shareholders of the Company.

•

The Company may not redeem shares of Series A Preferred Stock without the written consent of the holders thereof.

SEA Kenya is a Kenyan corporation engaged in the business of identifying, acquiring and developing early stage and start up business operations or acquiring various resources to support the development of early stage and start-up business opportunities.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of Business Acquired. The required financial statements will be filed no later than 71 calendar days after the date of the filing of this report on Form 8-K.

(b) Pro forma financial information. The required pro forma financial information will be filed no later than 71 calendar days after the date of the filing of this report on Form 8-K.

(c) Shell company transactions. Not applicable.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A Preferred Stock
10.1	Share Exchange Agreement, dated December 10, 2010, among the Company, SEA Kenya and the Shareholder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVANNA EAST AFRICA, INC.

By /S/ JAMES TILTON

James Tilton, Chief Operating Officer

Date: December 16, 2010

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